                                                                    EXHIBIT 10.1


                                WAIVER AGREEMENT


         THIS WAIVER AGREEMENT (this "Agreement"), dated July 25, 2001, is made and entered into on the terms and conditions hereinafter set forth, by and among AMERICA SERVICE GROUP INC., a Delaware corporation (the "Borrower"), the subsidiaries of the Borrower who are parties to the Credit Agreement, as hereinafter defined (the "Guarantors"), the several lenders who are now or hereafter become parties to the Credit Agreement (the "Lenders"), and BANK OF AMERICA, N.A., a national banking association ("Bank of America"), individually and as administrative agent for the Lenders and the Issuing Bank (in such capacity, the "Administrative Agent"), and as Issuing Bank.

                                    RECITALS:

         1. Pursuant to an Amended and Restated Credit Agreement dated as of August 1, 2000, among the Borrower, the Guarantors, the Administrative Agent, the Lenders and the Issuing Bank (as the same heretofore may have been and/or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lenders have agreed to make Loans and purchase participations in Letters of Credit issued for the account of the Borrower, and the Issuing Bank has agreed to issue such Letters of Credit, all as more specifically described in the Credit Agreement. Capitalized terms used but not otherwise defined in this Agreement have the same meanings as in the Credit Agreement.

         2. The parties hereto believe that the Borrower and the Guarantors were not in compliance with the requirements of Section 10.1.1 of the Credit Agreement (Net Worth), Section 10.1.2 of the Credit Agreement (Fixed Charge Coverage Ratio) and Section 10.1.3 of the Credit Agreement (Leverage Ratio) as of the Fiscal Quarter ended June 30, 2001 (collectively, the "June 30 Defaults") and anticipate that the Borrower and the Guarantors also may not be in compliance with such requirements as of the Fiscal Quarter ending September 30, 2001 (collectively, the "September 30 Defaults"; the June 30 Defaults and the September 30 Defaults are sometimes herein referred to collectively as the "Specified Defaults").

         3. The Borrower and the Guarantors have requested that the Lenders, the Issuing Bank and the Administrative Agent waive the Specified Defaults, which the Lenders, the Issuing Bank and the Administrative Agent are willing and have agreed to do, subject to and upon all of the terms, conditions and provisions of this Agreement.

                                   AGREEMENTS:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Waiver of Specified Defaults. Subject to and upon all of the terms, conditions and provisions of this Agreement, the Lenders, the Issuing Bank and the Administrative Agent hereby (a) waive the obligation of the Borrower and the Guarantors to comply with the requirements of Section 10.1.1 of the Credit Agreement (Net Worth), Section 10.1.2 of the Credit Agreement (Fixed Charge Coverage Ratio) and Section 10.1.3 of the Credit Agreement (Leverage Ratio) as of the Fiscal Quarters ending June 30, 2001 and September 30, 2001, respectively, and (b) agree that they will not exercise remedies under the Loan Documents in respect of the Specified Defaults.

         2. EBITDA Requirements. It shall constitute an Event of Default if:

            (a) EBITDA for the Fiscal Quarter ended June 30, 2001 (taking into account any charges to Consolidated Net Income resulting from the write-down of goodwill associated with the Asset Acquisition involving Correctional Physician Services, Inc., a Pennsylvania corporation) is in an amount that has a greater negative magnitude than ($26,500,000) (i.e., negative twenty-six million five hundred thousand dollars), or

            (b) EBITDA for each of the calendar months listed below is less than the amount specified for such month:

                        July, 2001                $   900,000
                        August, 2001                1,000,000
                        September, 2001             1,100,000

         3. Delivery of Monthly Income Statements. While this Agreement is in effect, a monthly income statement similar in format to the financial statements and reports described in Section 8.1.3 of the Credit Agreement shall be furnished by the Borrower and the Guarantors within twenty-one (21) days after the end of each month.

         4. Margins. Prior to the first Pricing Tier Determination Date subsequent to the close of the Fiscal Quarter ending September 30, 2001, the Applicable Base Rate Margin, the Applicable LIBOR Margin, the Applicable Letter of Credit Fee Percentage and the Applicable Commitment Fee Percentage, respectively, shall be as follows, notwithstanding the provisions of Section
2.13 of the Credit Agreement to the contrary:

                  Applicable Base Rate Margin                  2.00%
                  Applicable LIBOR Margin                      3.50%
                  Applicable Letter of Credit Fee Percentage   3.50%
                  Applicable Commitment Fee Percentage         0.50%

         5. Consultant's Examination and Report. At the expense of the Borrower and the Guarantors, the Administrative Agent shall engage Pricewaterhouse Coopers LLP or another firm of independent certified public accountants approved by the Borrower, such approval not to be withheld unreasonably (the "Consultant"), to examine and report on the Borrower's and the Guarantors' financial projections, service contracts supporting the financial projections, healthcare claim and expense reporting systems and IBNR ("incurred but not reported") reserves, and such other matters regarding the business and affairs of the Borrower and the Guarantors as the Administrative Agent reasonably may specify.

         6. Effectiveness. This Agreement shall be effective only upon execution and delivery by the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank and Requisite Lenders.

         7. Expiration. This Agreement and the waivers provided in Section 1 hereof shall expire and be of no further force nor effect on and as of the date of the earliest to occur of the following:

            (a) the occurrence of any Event of Default other than the Specified Defaults,

            (b) any date after August 15, 2001 on which the Administrative Agent notifies the Borrower that the Consultant's report described in Section 5 hereof disclosed one or more matters regarding the Borrower or the Guarantors that for any reason were unsatisfactory to the Administrative Agent or Requisite Banks in any material respect, and

            (c) September 20, 2001, if by that date the Borrower, the Guarantors, the Issuing Bank and Requisite Lenders for any reason have failed to agree upon, execute and deliver an amendment to the Credit Agreement that is intended to address areas of noncompliance with the Credit Agreement that exist or would exist but for this Agreement and such amendment, including revisions to Article 10 of the Credit Agreement taking into account the information contained in the Consultant's report described in Section 5 hereof.

The parties hereto expressly acknowledge and agree that no party hereto is hereby or otherwise obligated in any way to agree to any amendments to or modifications of the Credit Agreement or any of the other Loan Documents, and that the determination whether to agree to any such amendment or modification shall be made by each party hereto in its sole and absolute discretion.

         8. Representations and Warranties of the Borrower and the Guarantors. As an inducement to the Administrative Agent, the Issuing Bank and the Lenders to enter into this Agreement, the Borrower and the Guarantors hereby represent and warrant to the Administrative Agent, the Issuing Bank and the Lenders that, on and as of the date hereof:

            (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct, except for
         (1) representations and
         warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, and (2) representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents, and

            (b) no Default or Event of Default other than the Specified Defaults has occurred and is continuing.

         9. Effect of Agreement; Continuing Effectiveness of Credit Agreement and Loan Documents.

            (a) The agreements of the Administrative Agent, the Issuing Bank and the Lenders contained herein are limited strictly as herein set forth, and shall not extend nor be deemed to extend to any other Default that may now exist or hereafter arise under the Credit Agreement or any of the other Loan Documents, whether similar to or dissimilar from the Specified Defaults, and nothing contained herein shall impair, restrict or limit any right or remedy of the Administrative Agent, the Issuing Bank or the Lenders with respect to any such other Default. Neither this Agreement nor any other indulgences that may have been granted to the Borrower or any of the Guarantors by the Administrative Agent, the Issuing Bank or any Lender shall constitute a course of dealing or otherwise obligate the Administrative Agent, the Issuing Bank or any Lender to modify, expand or extend the agreements contained herein or to grant any other consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

            (b) This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. Any noncompliance by the Borrower or any Guarantor with any of the covenants, terms, conditions or provisions of this Agreement shall constitute an Event of Default. Except to the extent compliance with the provisions thereof has been waived hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects.

         10. Counterparts. This Agreement may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Agreement may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is (are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

         11. Miscellaneous.

            (a) This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

            (b) The headings in this Agreement and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

            (c) Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

            (d) When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.


                                    BORROWER:

                                    AMERICA SERVICE GROUP INC.
                                    a Delaware corporation



                                    By: /s/ S. Walker Choppin
                                        ----------------------------------------
                                        S. Walker Choppin, Senior Vice President
                                        and Chief Financial Officer

                                    GUARANTORS:


                                    PRISON HEALTH SERVICES, INC.
                                    a Delaware corporation



                                    By: /s/ S. Walker Choppin
                                        ----------------------------------------
                                        S. Walker Choppin, Senior Vice President
                                        and Chief Financial Officer


                                    PRISON HEALTH SERVICES OF INDIANA, L.L.C.
                                    an Indiana limited liability company

                                    BY: PRISON HEALTH SERVICES, INC.
                                        a Delaware corporation



                                        By: /s/ S. Walker Choppin
                                           -------------------------------------
                                           S. Walker Choppin, Senior Vice
                                           President and Chief Financial Officer

                                    Being the duly authorized General Manager thereof.


                                    EMSA GOVERNMENT SERVICES, INC.
                                    a Florida corporation



                                    By: /s/ S. Walker Choppin
                                        ----------------------------------------
                                        S. Walker Choppin, Senior Vice President
                                        and Chief Financial Officer


                                    EMSA CORRECTIONAL CARE, INC.
                                    a Florida corporation



                                    By: /s/  S. Walker Choppin
                                        ----------------------------------------
                                        S. Walker Choppin, Senior Vice President
                                        and Chief Financial Officer

                                    EMSA MILITARY SERVICES, INC.
                                    a Florida corporation



                                    By: /s/ S. Walker Choppin
                                        ----------------------------------------
                                        S. Walker Choppin, Senior Vice President
                                        and Chief Financial Officer


                                    EMSA LIMITED PARTNERSHIP
                                    a Florida limited partnership

                                    BY:  EMSA CORRECTIONAL CARE, INC.
                                         a Florida corporation

                                         By: /s/  S. Walker Choppin
                                             -----------------------------------
                                             S. Walker Choppin, Senior Vice
                                             President and Chief Financial
                                             Officer


                                    Being the duly authorized General Partner thereof.


                                    CORRECTIONAL HEALTH SERVICES, INC.
                                    a New Jersey corporation

                                    By: /s/ Jean L. Byassee
                                        ----------------------------------------
                                        Jean L. Byassee, Senior Vice President


                                    SECURE PHARMACY PLUS, INC.



                                    By: /s/ S. Walker Choppin
                                        ----------------------------------------
                                        S. Walker Choppin, Senior Vice President
                                        and Chief Financial Officer

                                    ADMINISTRATIVE AGENT, LENDER AND ISSUING
                                    BANK:

                                    BANK OF AMERICA, N.A.



                                    By: /s/ Elizabeth L. Knox
                                        ----------------------------------------
                                        Title: Senior Vice President


                                    LENDERS:

                                    AMSOUTH BANK,
                                    as a Lender and as a Co-Agent



                                    By: /s/ William H. Berrell
                                        ----------------------------------------
                                        Title: Vice President


                                    HARRIS TRUST AND SAVINGS BANK
                                    as a Lender and as a Co-Agent



                                    By: /s/ Gloria Compean-Endicott
                                        ----------------------------------------
                                        Title:   Vice President


                                    COMERICA BANK
                                    as a Lender



                                    By: /s/ Colleen M. Murphy
                                        ----------------------------------------
                                        Title: Vice President